UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 18, 2026
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2026-5C10

(Central Index Key Number 0002136440)

(Exact name of issuing entity)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Argentic Real Estate Finance 2 LLC

(Central Index Key Number 0001968416)

LMF Commercial, LLC

(Central Index Key Number 0001592182)

Societe Generale Financial Corporation

(Central Index Key Number 0001755531)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

BSPRT CMBS Finance, LLC

(Central Index Key Number 0001722518)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

UBS AG New York Branch

(Central Index Key Number 0001685185)

Wells Fargo Commercial Mortgage Securities, Inc.

(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-282099-15	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(704) 374-6161

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On June 18, 2026, Wells Fargo Securities, LLC (“WFS”), SG Americas Securities, LLC (“SGAS”), Citigroup Global Markets Inc. (“CGMI”), Goldman Sachs & Co. LLC (“GS&Co.”), J.P. Morgan Securities LLC (“JPMS”), UBS Securities LLC (“UBS Securities”), Academy Securities, Inc. (“Academy”), Drexel Hamilton, LLC (“Drexel”) and Siebert Williams Shank & Co., LLC (“Siebert”) entered into an agreement, dated as of June 18, 2026, among Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, WFS, SGAS, CGMI, GS&Co., JPMS, UBS Securities, Academy, Drexel and Siebert, as underwriters (WFS, SGAS, CGMI, GS&Co., JPMS, UBS Securities, Academy, Drexel and Siebert, collectively in such capacity, the “Underwriters”), and Wells Fargo Bank, National Association (“WFB”) (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Publicly Offered Certificates (as defined below) scheduled to occur on or about June 29, 2026.  The Publicly Offered Certificates are expected to have an aggregate initial principal amount of $475,241,000.

On or about June 29, 2026, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2026-5C10 (the “Certificates”), is expected to be issued by Wells Fargo Commercial Mortgage Trust 2026-5C10, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of June 1, 2026 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Trimont LLC, as master servicer (“Trimont”), Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The assets of the Issuing Entity are expected to include several mortgage loans which are part of whole loans. Each whole loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such whole loan, the terms of which are described under “DESCRIPTION OF THE MORTGAGE POOL—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto, as described in the following table. Moreover, certain of such whole loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the affected whole loans under such Non-Serviced PSAs, see “POOLING AND SERVICING AGREEMENT—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Whole Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Westroads Mall	4.4	N/A
The Towers at Cupertino City Center	4.5	4.2
Hamilton Place	4.6	N/A(1)
535 & 545 5th Avenue	4.7	4.3
West Memorial Place	4.8	4.2
(1)	The Hamilton Place Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the related Servicing Shift Lead Note, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization. For a description of the servicing of the Hamilton Place Whole Loan, see “POOLING AND SERVICING AGREEMENT—Servicing of the Servicing Shift Mortgage Loans” in the Prospectus.

The Certificates will consist of the classes (each, a “Class”) designated as (i) the Class A-1, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), and (ii) the Class X-D, Class X-E, Class D, Class E, Class F-RR, Class G-RR and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Publicly Offered Certificates, and the Privately Offered Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about June 29, 2026 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are expected to be twenty-nine (29) fixed rate mortgage loans (the “Mortgage Loans”) secured by mortgages, deeds of trust, deeds to secure debt or similar security instruments on the fee estate of the related borrower in sixty two (62) commercial, multifamily and/or manufactured housing properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from WFB pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of June 18, 2026, between the Registrant and WFB, an executed version of which is attached hereto as Exhibit 99.1; certain of the Mortgage Loans are expected to be acquired by the Registrant from Argentic Real Estate Finance 2 LLC (“AREF2”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of June 18, 2026, between the Registrant and AREF2, an executed version of which is attached hereto as Exhibit 99.2; certain of the Mortgage Loans are expected to be acquired by the Registrant from LMF Commercial, LLC (“LMF”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of June 18, 2026, between the Registrant and LMF, an executed version of which is attached hereto as Exhibit 99.3; certain of the Mortgage Loans are expected to be acquired by the Registrant from Societe Generale Financial Corporation (“SGFC”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of June 18, 2026, between the Registrant and SGFC, an executed version of which is attached hereto as Exhibit 99.4; certain of the Mortgage Loans are expected to be acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of June 18, 2026, between the Registrant and CREFI, an executed version of which is attached hereto as Exhibit 99.5; certain of the Mortgage Loans are expected to be acquired by the Registrant from Goldman Sachs Mortgage Company (“GSMC”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of June 18, 2026, between the Registrant and GSMC, an executed version of which is attached hereto as Exhibit 99.6; certain of the Mortgage Loans are expected to be acquired by the Registrant from BSPRT CMBS Finance,

LLC (“BSPRT”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of June 18, 2026, among the Registrant, BSPRT and Franklin BSP Realty Trust, Inc., an executed version of which is attached hereto as Exhibit 99.7; certain of the Mortgage Loans are expected to be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of June 18, 2026, between the Registrant and JPMCB, an executed version of which is attached hereto as Exhibit 99.8; and certain of the Mortgage Loans are expected to be acquired by the Registrant from UBS AG New York Branch (“UBS AG”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of June 18, 2026, between the Registrant and UBS AG, an executed version of which is attached hereto as Exhibit 99.9.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to the Underwriters pursuant to the Underwriting Agreement, and (ii) the sale of the Privately Offered Certificates, having an aggregate initial principal amount of $71,013,993, by the Registrant to WFS, SGAS, CGMI, GS&Co., JPMS, UBS Securities, Academy, Drexel and Siebert (collectively in such capacity, the “Initial Purchasers”) pursuant to a Certificate Purchase Agreement, dated as of June 18, 2026, among the Registrant, as depositor, the Initial Purchasers, as initial purchasers, and WFB. The Privately Offered Certificates will be sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated June 22, 2026 and as filed with the Securities and Exchange Commission on June 23, 2026 (the “Prospectus”). In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated June 22, 2026.

The related registration statement (file no. 333-282099) was originally declared effective on December 2, 2024.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of June 18, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, SG Americas Securities, LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC, as underwriters, and Wells Fargo Bank, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of June 1, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated and effective as of June 1, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and BellOak LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Pooling and Servicing Agreement, dated as of February 1, 2026 between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, trustee, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.4	Co-Lender Agreement, dated as of June 18, 2026, by and among, AREF 2 WH BC LLC, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note A-4 Holder.
Exhibit 4.5	Agreement Between Note Holders, dated as of February 20, 2026, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder and Initial Note A-2 Holder.
Exhibit 4.6	Agreement Between Noteholders, dated as of June 5, 2026, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note A-4 Holder.

Exhibit 4.7	Co-Lender Agreement, dated as of January 9, 2026, between DBRS Investments Co. Limited, as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder, Note A-4 Holder, Note A-5 Holder, Note A-6 Holder and Note A-7 Holder, and Societe Generale Financial Corporation, as Note A-8 Holder, Note A-9 Holder, Note A-10 Holder, Note A-11 Holder and Note A-12 Holder.
Exhibit 4.8	Co-Lender Agreement, dated as of May 21, 2026, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 22, 2026, which such certification is dated June 2, 2026.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of June 18, 2026, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of June 18, 2026, between Argentic Real Estate Finance 2 LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of June 18, 2026, between LMF Commercial, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of June 18, 2026, between Societe Generale Financial Corporation, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of June 18, 2026, between Citi Real Estate Funding Inc., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between Goldman Sachs Mortgage Company, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.7	Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between BSPRT CMBS Finance, LLC, as seller, Franklin BSP Realty Trust, Inc. and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.8	Mortgage Loan Purchase Agreement, dated and effective as of Mary 8, 2026, between JPMorgan Chase Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.9	Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between UBS AG New York Branch, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2026	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC. (Registrant)

	By:	/s/ Anthony J. Sfarra
		Name:	Anthony J. Sfarra
		Title:	President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of June 18, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, SG Americas Securities, LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC, as underwriters, and Wells Fargo Bank, National Association.	(E)
4.1	Pooling and Servicing Agreement, dated and effective as of June 1, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Pooling and Servicing Agreement, dated and effective as of June 1, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and BellOak LLC, as operating advisor and as asset representations reviewer.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.3	Pooling and Servicing Agreement, dated as of February 1, 2026 among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, trustee, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.	(E)
4.4	Co-Lender Agreement, dated as of June 18, 2026, by and among, AREF 2 WH BC LLC, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note A-4 Holder.	(E)
4.5	Agreement Between Note Holders, dated as of February 20, 2026, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder and Initial Note A-2 Holder.	(E)
4.6	Agreement Between Noteholders, dated as of June 5, 2026, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note A-4 Holder.	(E)
4.7	Co-Lender Agreement, dated as of January 9, 2026, between DBRS Investments Co. Limited, as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder, Note A-4 Holder, Note A-5 Holder, Note A-6 Holder and Note A-7 Holder, and Societe Generale Financial Corporation, as Note A-8 Holder, Note A-9 Holder, Note A-10 Holder, Note A-11 Holder and Note A-12 Holder.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.8	Co-Lender Agreement, dated as of May 21, 2026, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder.	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 22, 2026, which such certification is dated June 22, 2026.	(E)
99.1	Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated and effective as of June 18, 2026, between Argentic Real Estate Finance 2 LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated and effective as of June 18, 2026, between LMF Commercial, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated and effective as of June 18, 2026, between Societe Generale Financial Corporation, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.5	Mortgage Loan Purchase Agreement, dated and effective as of June 18, 2026, between Citi Real Estate Funding Inc., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.6	Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between Goldman Sachs Mortgage Company, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.7	Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between BSPRT CMBS Finance, LLC, as seller, Franklin BSP Realty Trust, Inc. and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.8	Mortgage Loan Purchase Agreement, dated and effective as of Mary 8, 2026, between JPMorgan Chase Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.9	Mortgage Loan Purchase Agreement, dated and effective as of May 8, 2026, between UBS AG New York Branch, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)